INVESTOR UPDATE Fourth Quarter 2022

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 25 Yrs Banking: 25 Yrs FMB: 7 Yrs Banking: 19 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 15 Yrs Banking: 35 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 15 Yrs Banking: 33 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 12/31/2022 $17.9 Billion $12.0 Billion $14.4 Billion $6.4 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.29% 7.34% 18.12% 3.04% 1.92x 10.8x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.4B Largest financial services holding company headquartered in Central Indiana 122 Banking Centers 4 *Assets Under Management - $3.4 Billion 1Moody’s Credit Opinion – First Merchants Corporation, October 25, 2022, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Highlights 5 ▪ Reported EPS of $1.19 compared to $0.89 in Q4 2021 and $1.08 in Q3 2022. Excluding Paycheck Protection Program (“PPP”) income and expenses related to the Level One acquisition, current quarter EPS was $1.19 compared to Q4 2021 of $0.84 and Q3 2022 of $1.121,2 ▪ 11.8% annualized organic loan growth on a linked quarter basis, excluding PPP loans ▪ Approval of early termination of the Department of Justice Agreement 14.36% ROE 24.21% ROTCE2 ROE & ROTCE (Annualized) $70.3 Million $1.19 Per Share Net Income & EPS1 1.59% ROA 1.88% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Year-to-Date 11.19% ROE 18.12% ROTCE2 ROE & ROTCE (Annualized) $220.7 Million $3.81 Per Share Net Income & EPS1 1.29% ROA 1.68% PTPP ROA2 ROA (Annualized) Fourth Quarter ▪ Reported EPS of $3.81 compared to $3.81 in 2021. Excluding PPP income and expenses related to the Level One acquisition, current YTD EPS was $4.20 compared to $3.38 in 20211,2 ▪ 13.9% organic loan growth, excluding PPP loans ▪ Legal close of Level One Bank acquisition in April followed by the completion of the system integration in August of 2022

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchasing, constructing, renovating, or refinancing a home. Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.9B
Loans: $2.5B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 4
Deposits: $4.7B
Loans: $2.2B
Northwest Indiana
Lake County Rank: 6
Lafayette MSA Rank: 2
Deposits: $3.2B
Loans: $2.1B
Columbus
Columbus MSA Rank: 12
Deposits: $0.7B
Loans: $1.4B
Indianapolis
Indianapolis MSA Rank: 7
Deposits: $2.9B
Loans: $3.8B

MSA and County ranking data per FDIC

Loan Growth Annualized[1]

	4Q22	2022 YTD
Commercial	10.6%[2]	8.8%[2]
Consumer	(3.1)%	9.8%
Mortgage	24.2%	59.8%
Total Loans – Adjusted	11.8%[2]	13.9%[2]

- Strong Commercial growth for the quarter capped a strong full year growth across all the markets. C&I is the primary driver of the increase. The pipeline remains consistent to prior quarter-end levels.
- The Consumer decline in the quarter represents balance reductions within the Private Banking sector. The rise in loan interest rates shifted the priority of our PWA clients' approach towards loans and investments. For the full year, the Consumer portfolio experienced healthy growth.
- On balance sheet, prime Mortgages showed continued growth as adjustable-rate options are preferred to longer term, fixed rates. The pace of growth slowed from the 3rd quarter rate as did the pipeline.

Deposit Growth Annualized[1]

	4Q22	2022 YTD
Commercial	(11.6)%	(8.5)%
Consumer	4.1%	(2.6)%
Total Deposits	(1.4)%	(2.2)%

- Commercial deposit declines are primarily within Public Fund accounts. We continue to balance margin expansion with funding needs.
- The Consumer segment quarterly growth comes from continued new account expansion and response to new CD and Money Market promotions.

[1]Excluding $1.6 billion of loans and $1.9 billion of deposits acquired from Level One
[2]Excluding Change in PPP Loans

First Merchants Corporation
Helping you prosper

7

Fourth Quarter Financial Results

($M except per share data)

#		For the Three Months Ended, 12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$15,453.1	$15,465.3	$17,780.5	$17,719.0	$17,938.3	$219.3	5.0%
2.	Total Loans	9,253.0	9,360.2	11,406.5	11,675.4	12,013.0	337.6	11.6%
3.	Investments	4,524.4	4,489.3	4,630.0	4,294.8	4,263.8	(31.0)	-2.9%
4.	Deposits	12,732.6	12,906.0	14,570.9	14,434.8	14,382.7	(52.1)	-1.4%
5.	Common Equity	1,912.6	1,807.6	1,977.6	1,906.7	2,034.8	128.1	26.9%
6.	TCE Ratio	9.01%	8.31%	7.04%	6.66%	7.34%	0.68%	
7.	Total RBC Ratio	13.92	13.85	12.73	12.84	13.08%	0.24	
8.	ACL / Loans	2.11	2.09	1.98	1.94	1.86	-0.08	
9.	NCOs / Avg Loans	0.20	-0.03	0.01	-0.01	0.12	0.13	
10.	NPAs + 90PD / Assets	0.29	0.33	0.30	0.29	0.28	-0.01	
	Summary Income Statement							
11.	Net Interest Income	$101.3	$102.3	$128.7	$140.3	$149.0	$8.6	6.2%
12.	Provision for Loan Losses	0.0	0.0	16.8	0.0	0.0	0.0	
13.	Non-interest Income	25.8	25.9	28.3	29.6	24.1	(5.5)	-18.6%
14.	Non-interest Expense	72.4	72.3	97.3	96.4	89.7	(6.7)	-7.0%
15.	Pre-tax Income	54.7	55.9	42.9	73.5	83.4	9.8	13.4%
16.	Provision for Taxes	7.0	7.3	3.9	9.8	12.6	2.8	28.6%
17.	Net Income	47.7	48.6	39.0	63.7	70.8	7.0	11.0%
18.	Preferred Stock Dividends	0.0	0.0	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	47.7	48.6	38.5	63.3	70.3	7.0	11.1%
20.	ROAA	1.25%	1.26%	0.88%	1.43%	1.59%	0.16%	
21.	ROAE	10.10	10.28	7.62	12.54	14.36	1.82	
22.	ROTCE	14.78	14.99	12.91	20.85	24.21	3.36	
23.	Net Interest Margin	3.04	3.03	3.28	3.55	3.72	0.17	
24.	Efficiency Ratio	53.49	52.79	58.45	53.34	48.60	-4.74	
	Per Share							
25.	Earnings per Diluted Share	$0.89	$0.91	$0.63	$1.08	$1.19	$0.11	
26.	Tangible Book Value per Share	25.21	23.26	20.45	19.26	21.45	2.19	
27.	Dividend per Share	0.29	0.29	0.32	0.32	0.32	0.00	
28.	Dividend Payout Ratio	32.6%	31.9%	50.8%	29.6%	26.9%	-2.7%	

4Q22 Highlights

- **48.60% Efficiency Ratio**
- **Net interest income,** excluding the impact of PPP loan income and fair value accretion, **increased $9.3 million over prior quarter and $50.0 million over 4Q 2021**
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $83.8 million** PTPP ROA was 1.88% and PTPP ROE was 17.12%[1]
- **TCE Ratio increased 0.68% to 7.34%**
- **Tangible Book Value per share totaled $21.45,** an increase of $2.19 over prior quarter

First Merchants Corporation
Helping you prosper

[1] See "Non-GAAP Financial Information" for reconciliation

8

Year-to-Date Financial Results

($M except per share data)

		For the Year Ended December 31,			Variance YOY	% Variance YOY
		2020	2021	2022		
	Balance Sheet & Asset Quality					
1.	Total Assets	$14,067.2	$15,453.1	$17,938.3	$2,485.2	16.1%
2.	Total Loans	9,247.1	9,253.0	12,013.0	2,759.9	29.8%
3.	Investments	3,146.8	4,524.4	4,263.8	(260.6)	-5.8%
4.	Deposits	11,361.6	12,732.6	14,382.7	1,650.2	13.0%
5.	Common Equity	1,875.6	1,912.6	2,034.8	122.2	6.4%
6.	TCE Ratio	9.65%	9.01%	7.34%	-1.67%	
7.	Total RBC Ratio	14.36	13.92	13.08%	-0.84	
8.	ALLL / Loans	1.41	2.11	1.86	-0.25	
9.	NCOs / Avg Loans	0.09	0.10	0.02	-0.08	
10.	NPAs + 90PD / Assets	0.47	0.29	0.28	-0.01	
	Summary Income Statement					
11.	Net Interest Income	$382.1	$410.7	$520.2	$109.5	26.7%
12.	Provision for Loan Losses	58.7	0.0	16.8	16.8	
13.	Non-interest Income	109.9	109.3	107.9	(1.4)	-1.3%
14.	Non-interest Expense	263.4	279.2	355.7	76.5	27.4%
15.	Pre-tax Income	170.0	240.8	255.7	14.9	6.2%
16.	Provision for Taxes	21.4	35.3	33.6	(1.7)	-4.7%
17.	Net Income	148.6	205.5	222.1	16.6	8.1%
18.	Preferred Stock Dividends	0.0	0.0	1.4	1.4	
19.	Net Income Available to Common Stockholders	148.6	205.5	220.7	15.2	7.4%
20.	ROAA	1.10%	1.39%	1.29%	-0.10%	
21.	ROAE	8.14	11.01	11.19	0.18	
22.	ROTCE	12.21	16.17	18.12	1.95	
23.	Net Interest Margin	3.29	3.18	3.41	0.23	
24.	Efficiency Ratio	51.71	50.94	53.20	2.26	
	Per Share					
25.	Earnings per Diluted Share	$2.74	$3.81	$3.81	$0.00	
26.	Tangible Book Value per Share	24.27	25.21	21.45	(3.76)	
27.	Dividend per Share	1.04	1.13	1.25	0.12	
28.	Dividend Payout Ratio	38.0%	29.7%	32.8%	3.1%	

Year-to-Date Highlights

- **53.20% Efficiency Ratio, 50.66% excluding acquisition costs[1]**
- **Net interest income,** excluding the impact of PPP loan income and fair value accretion, **increased $134.4 million or 36.1% over prior year**
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $289.0 million excluding acquisition costs,** PPTP ROA was 1.68% and PPTP ROE was 14.65%[1]
- **Declines in TCE Ratio of 1.67% and Tangible Book Value per share of $3.76** reflect the impact of AOCI changes in equity due to market volatility and the acquisition of Level One
- **PPP fee income totaled $3.2 million, a decrease of $27.7 million from prior year.**

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

9

▪ Net unrealized AFS Loss of $296.7 million Investment Portfolio Highlights 10 4Q22 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $4.3B Total Investment Portfolio Gains / LossesHighlights Realized Gains ▪ 4Q 2021 $0.4 million ▪ 1Q 2022 $0.6 million ▪ 2Q 2022 $0.1 million ▪ 3Q 2022 $0.4 million ▪ 4Q 2022 $0.1 million Unrealized AFS Loss▪ Effective duration of 6.4 years ▪ 2023 cash flow $360 million / ~2.50% yield ▪ AA rated municipal bond portfolio ▪ Allowance for Credit Losses for Investments of $245,000 ▪ 50% of portfolio classified as Held-to-Maturity Municipal Bonds 58% Mortgage- Backed Securities 24% Collateralized Mortgage Obligations 6% U.S. Agencies 11% Corporate Obligations 1% $4.5 $4.5 $4.6 $4.3 $4.3 2.51% 2.55% 2.63% 2.66% 2.66% 4Q21 1Q22 2Q22 3Q22 4Q22 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 11 4Q22 Loan Composition Yield on Loans (%) / Total Loans ($B) $12B Total 4Q22 Portfolio by Yield Type Highlights Total loan rate mix as of 4Q22 • $8.0 billion variable rate • $4.0 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Loan yields remained strong at 5.58% ▪ New/renewed loan yields averaged 6.10% for the quarter compared to 4.96% in 3Q22 ▪ Acquired Level One loans totaled $1.6 billion $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 28.6% Commercial Real Estate Owner-Occupied 10.4% Commercial Real Estate Non-Owner Occupied 20.0% Construction Land & Land Development 7.0% Agricultural Land & Production 2.0% Public Finance/Other Commercial 7.8% Residential Mortgage 17.5% Home Equity 5.2% Other Consumer 1.5% Fixed Rate 34% LIBOR-Based 20% Prime-Based 15% Other Variable Rates 14% SOFR-Based 17% $9.3 $9.4 $11.4 $11.7 $12.0 3.87% 3.73% 4.09% 4.76% 5.58% 4Q21 1Q22 2Q22 3Q22 4Q22 Total Loans ($B) Yield on Loans (%)

Allowance for Credit Losses - Loans 12 4Q22 Allowance for Credit Losses - Loans Highlights ▪ No Q4 provision expense ▪ Year-to-date provision expense of $16.8 million reflects: • $14 million for CECL Day 1 non-PCD loans • $2.8 million for Level One’s unfunded commitments ▪ The reserve for unfunded commitments totals $23.3 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $31.3 million Change in ACL – Loans $195.4 $196.0 $226.3 $226.7 $223.3 2.11% 2.09% 1.98% 1.94% 1.86% 4Q21 1Q22 2Q22 3Q22 4Q22 Allowance Allowance to Loans $130,648 $204,703 $195,397 $223,277 $74,055 $16,599 $13,955 $2,674 ALLL 12/31/2020 Day 1 CECL Adjustment ACL - Loans 1/1/2021 ACL - Loans 12/31/2021 Level One - PCD Credit Mark Net Charge- offs YTD Provision Exp. YTD ACL-Loans 12/31/2022 Increase Decrease

Deposit Portfolio Highlights 13 4Q22 Deposit Composition Highlights $14.4B Total 1Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 95% core deposits1 • 22% non-interest bearing • ~51% yield 5 bps or less ▪ Total deposit costs increased to 0.92% • Up 46 bps from 3Q22 ▪ Acquired Level One deposits totaled $1.9 billion Demand Deposits 59% Savings Deposits 32% Certificates & Time Deposits > $100k 5% Certificates & Time Deposits < $100k 3% Brokered Deposits 1% $12.7 $12.9 $14.6 $14.4 $14.4 0.18% 0.13% 0.23% 0.46% 0.92% 4Q21 1Q22 2Q22 3Q22 4Q22 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion and PPP Loan Income 4Q21 1Q22 2Q22 3Q22 4Q22 1. Net Interest Income - FTE ($millions) 106.9$ 108.0$ 134.8$ 146.6$ 155.3$ 2. Fair Value Accretion 1.5$ 1.0$ 3.2$ 3.2$ 2.7$ 3. PPP Loan Income 3.7$ 1.9$ 0.9$ 0.3$ 0.1$ 4. Adjusted Net Interest Income - FTE1 101.7$ 105.1$ 130.7$ 143.1$ 152.5$ 5. Tax Equivalent Yield on Earning Assets 3.29% 3.23% 3.58% 4.11% 4.73% 6. Interest Expense/Average Earning Assets 0.25% 0.20% 0.30% 0.56% 1.01% 7. Net Interest Margin 3.04% 3.03% 3.28% 3.55% 3.72% 8. Fair Value Accretion Effect 0.04% 0.03% 0.08% 0.08% 0.07% 9. Impact of PPP Loans 0.08% 0.03% 0.01% 0.00% 0.00% 10. Adjusted Net Interest Margin1 2.92% 2.97% 3.19% 3.47% 3.65% $106.9 $108.0 $134.8 $146.6 $155.3 3.04% 3.03% 3.28% 3.55% 3.72% 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income - FTE ($millions) Net Interest Margin

Non-Interest Income Highlights 15 4Q22 Non-Interest Income Detail ($M) $24.1M Total Non-Interest Income Trends ($M) Fee Income / Revenue Highlights ▪ Customer-related fees totaling $21.9 million for 4Q22, declined $1.0 million from 3Q22 ▪ Other Fee Income declined by $5.0 million from prior quarter resulting from a large BOLI gain of $5.3 million recorded in Q3 Wealth Management $7.5 31% Gain on Sale of Loans $2.1 9% Service Charges $7.1 29% Card Payment Fees $4.5 19% Gain on Sale of Securities $0.1 0% Derivative Hedge Fees $0.3 1% BOLI $1.5 6% Other Customer Fees $0.4 2%Other $0.6 3% 19.4% 19.3% 17.3% 16.8% 13.4% $7.1 $7.3 $7.6 $7.2 $7.5 $3.4 $2.2 $3.2 $2.5 $2.1 $6.5 $6.4 $7.7 $7.2 $7.1 $3.9 $5.7 $5.2 $4.8 $4.5 $4.9 $4.3 $4.6 $7.9 $2.9 $25.8M $25.9M $28.3M $29.6M $24.1M 4Q21 1Q22 2Q22 3Q22 4Q22 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other

53.49% 52.79% 58.45% 53.34% 48.60% Non-Interest Expense Highlights 16 4Q22 Non-Interest Expense Detail $89.7M Total Non-Interest Expense Trends ($M) Efficiency Ratio Highlights ▪ 4Q22 reflects a normalized expense run rate with Level One as 3Q22 included $3.4 million of acquisition-related expense ▪ Improvement from prior quarter reflects lower salary and benefit costs, as well as gains on sales of property totaling $700,000 12Q22 and 3Q22 Efficiency Ratio excluding acquisition costs, see “Non-GAAP Financial Information” for reconciliation 50.75%1 51.39%1 Salary & Benefits $52.3 58% Premises & Equipment $12.8 14% Outside Data Processing $5.6 6% Professional & Other Outside Services $4.0 4% Intangible Asset Amortization $2.3 3%Marketing $3.2 4% FDIC Expense $2.3 3% Other $7.2 8% 48.37%1 $42.4 $42.5 $56.0 $56.0 $52.3 $10.6 $11.3 $13.4 $12.7 $12.8 $4.6 $4.4 $4.9 $6.8 $5.6 $14.8 $14.1 $23.0 $20.9 $19.0 $72.4M $72.3M $97.3M $96.4M $89.7M 4Q21 1Q22 2Q22 3Q22 4Q22 Salary & Benefits Premises & Equipment Outside Data Processing Other

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04%8.78% ▪ TCE remains below target levels due to AOCI changes in equity resulting from market volatility and cash consideration used in acquisition of Level One Highlights 9.01% 8.31% 7.04% 6.66% 7.34% 4Q21 1Q22 2Q22 3Q22 4Q22 TCE Ratio Target TCE (9.00%) 11.68% 11.63% 10.27% 10.40% 10.65% 4Q21 1Q22 2Q22 3Q22 4Q22 CET 1 Ratio Target CET1 Ratio (10.00%) 13.92% 13.85% 12.73% 12.84% 13.08% 4Q21 1Q22 2Q22 3Q22 4Q22 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio

Loan Portfolio Trends ($M)

	4Q21	1Q22	2Q22	3Q22	4Q22
1. Commercial & Industrial	$2,213	$2,283	$ 2,681	$ 2,703	$ 2,827
2. Sponsor Finance	504	546	619	630	612
3. CRE Owner Occupied	984	972	1,262	1,266	1,244
4. Construction/Land/Land Dev.	523	553	746	829	836
5. CRE Non-Owner Occupied	2,136	2,073	2,423	2,299	2,407
6. Agricultural	246	209	215	222	242
7. Public Finance/Other Commercial	807	833	894	915	933
8. **Total Commercial Loans**	**7,413**	**7,469**	**8,840**	**8,864**	**9,101**
9. Residential Mortgage	1,168	1,230	1,823	2,014	2,103
10. Home Equity	524	513	586	622	631
11. Other Consumer	148	148	157	175	178
12. **Total Resi Mortgage & Consumer**	**1,840**	**1,891**	**2,566**	**2,811**	**2,912**
13. **Total Loans**	**$9,253**	**$9,360**	**$11,406**	**$11,675**	**$12,013**
14. **Paycheck Protection Program Loans**[1]	**$ 107**	**$ 49**	**$ 33**	**$ 11**	**$ 5**

[1]Included in C&I and Sponsor above
[2]Excluding change in PPP loans and annualized where applicable
[3]Excluding $1.6 billion of loans acquired from Level One and change in PPP loans where applicable

4Q22 Highlights[2]

Robust loan growth of $344 million or 11.8%

- Expansion in commercial portfolio up $243 million or 11.0%
  - Strong C&I demand - $130 million
  - Balanced Investment Real Estate (line 5) growth - $108 million
- Opportunistic ARM resi portfolio growth - $89 million

2022 Highlights[3]

Successful integration of $1.6 billion commercially oriented Level One loan portfolio

Combined organic loan growth of $1.3 billion or 13.9%

- Balanced commercial loan growth - $665 million
  - C&I - $381 million
  - Constr/Land/Land Dev. - $225 million
  - Public Finance - $122 million
- Portfolio ARM resi mortgage strategy resulting in growth of $511 million


Other 15.7%
IL 6.4%
OH 13.3%
MI 20.2%
IN 44.4%

Geography

84% of borrowers within four state Midwest geography

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Loan Portfolio Insights

Commercial

C & I


Manufacturing 18.0%
Admin Services 10.4%
Wholesale Trade 10.3%
Investment CRE 9.8%
Retail Trade 8.1%
Finance/Insur. 6.3%
Prof. Services 6.0%
Construction 4.9%
Transp./Warehouse 3.7%
Specialty Trade 3.5%
Top Industries
% of C&I loans

C & I Includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization stable at 41.0% end of Q4 '22 compared to 40.2% end of Q3 and 42.3% end of Q4 '21
- $706 million in Shared National Credits
- $0 dollars in operating leases
- $70 million of SBA guaranteed loans

Sponsor Finance

- $612 million to 65 companies
- Senior Debt/Adj. EBITDA Leverage < 3.0X ~ 76%
- Total Leverage/Adj. EBITDA < 4.0X ~ 79%
- FCCR > 1.50X ~ 76%
- ~ 4.2% classified Substandard

Construction Finance

- $145 million Residential Construction
- $690 million CRE Construction and Land

Type	$	%
Multifamily	$429 million	62%
Student Housing	57 million	8%
Senior Housing	1 million	0%
Office Construction	14 million	2%

Mortgage & Consumer

Home Equity / Other Consumer

- > 95% of $612 million in consumer loans had a credit score exceeding 669 at origination
(excludes ~24% of loans where origination data is unavailable)

Residential Mortgage

- $1.8 billion residential mortgage loans
- Additional $273 million of residential mortgage secured, related to commercial loan relationships
- > 92% of $1.7 billion in residential portfolio loans had a credit score at origination exceeding 669
(excludes ~9% of portfolio residential loans where origination data is unavailable)

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Asset Quality 20 Asset Quality Trends ($M) Highlights Strong and Stable Asset Quality ▪ NPAs + 90PD declined to 0.42% of loans and ORE • Lowest in five quarters • Non-accrual loans down $1.2 million ▪ Classified Loan/Loans below pre-pandemic levels ▪ Q4 Net Charge-offs of $3.4 million • 0.12% of average loans (annualized) • Gross charge-offs of $3.8 million with recoveries of $0.4 million ▪ 2022 Net Charge-offs of $2.7 million • 0.02% of average loans • Gross charge-offs of $6.6 million with recoveries of $3.9 million 4Q21 1Q22 2Q22 3Q22 4Q22 1. Non-Accrual Loans 43.1$ 42.7$ 46.0$ 43.5$ 42.3$ 2. Other Real Estate 0.5 6.3 6.5 6.5 6.5 3. 90PD Loans 1.0 2.1 0.6 0.7 1.7 4. Renegotiated Loans 0.3 0.1 0.2 0.2 0.2 5. NPAs + 90PD 44.9$ 51.2$ 53.3$ 50.9$ 50.7$ 6. NPAs + 90PD/Loans and ORE 0.49% 0.55% 0.47% 0.44% 0.42% 7. Classified Loans 122.7$ 102.3$ 192.1$ 207.1$ 215.2$ 8. Classified Loans/Loans 1.33% 1.09% 1.68% 1.77% 1.79% 9. Net Charge-offs (QTD) 4.6$ (0.6)$ 0.3$ (0.4)$ 3.4$ 10. QTD NCO/Avg. Loans (Annualized) 0.20% -0.03% 0.01% -0.01% 0.12%

Non-Performing Assets

Non-Performing Assets Roll Forward ($M)

	1Q22	2Q22	3Q22	4Q22	2022
1. **Beginning Balance NPAs + 90PD**	**$44.9**	**$51.2**	**$53.3**	**$50.9**	**$44.9**
Non-Accrual					
2. Add: New Non-Accruals	4.4	13.1	9.0	7.3	33.8
3. Less: To Accrual/ Payoff/Renegotiated	(4.3)	(8.9)	(10.7)	(4.8)	(28.7)
4. Less: To OREO	-	0.5	0.1	0.1	0.7
5. Less: Charge-offs	(0.5)	(1.4)	(0.9)	(3.8)	(6.6)
6. **Non-Accrual Loans Change**	**(0.4)**	**3.3**	**(2.5)**	**(1.2)**	**(0.8)**
Other Real Estate Owned (ORE)					
7. Add: New ORE Properties	5.8	0.5	0.1	0.1	6.5
8. Less: ORE Sold	-	(0.2)	(0.1)	(0.1)	(0.4)
9. Less: ORE Losses (write-downs)	-	(0.1)	-	-	(0.1)
10. ORE Change	5.8	0.2	-	-	6.0
11. 90PD Change	1.1	(1.5)	0.1	1.0	0.7
12. Renegotiated Loans Change	(0.2)	0.1	-	-	(0.1)
13. **NPAs + 90PD Change**	**6.3**	**2.1**	**(2.4)**	**(0.2)**	**5.8**
14. **Ending Balance NPAs + 90PD**	**$51.2**	**$53.3**	**$50.9**	**$50.7**	**$50.7**

4Q22 Highlights

Strong and Stable Asset Quality

- Net non-accrual loans down $1.2 million
  - $7.3 million new non-accrual migration
- Top three non-accrual relationships total $18.7 million
  - Senior Living (2 relationships)
  - Medical Office

2022 Highlights

Continued Improvements in Asset Quality

- Non-accrual loans down $0.8 million even after acquiring $9.4 million of Level One non-accrual loans
- Resolution of $28.7 million non-accrual loans including:
  - Three IRE properties totaling $9.3 million
  - $3.9 million grain marketing

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21

$10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $10.44 $12.12 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 TBVPS TBVPS Without AFS OCI 242.2% 165.4% FRME S&P BMI US Bank $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Track Record of Shareholder Value 22 10-Year Total Return (2012-2022) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 10.5% CAGR 7.0% Adjusted CAGR1 9.3% Return on Tangible Common Equity 14.04% 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 CAGR 28.7% 1

$4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 History of Organic and Whole Bank Acquisition Growth 23 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022)

Vision for the Future 24 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most responsive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Lead a brand-focused cultural transformation through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Invest in the digital transformation of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values environmental, social, and governance initiatives inspired by our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

25 APPENDIX

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	4Q20	4Q21	1Q22	2Q22	3Q22	4Q22
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	1,875,645	1,912,571	1,807,633	1,977,641	1,906,666	2,034,770
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(74,836)	(55,113)	84,392	198,556	314,089	239,151
Less: Preferred Stock	(125)	(125)	(125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	46,368	46,606	46,665	25,000	25,000	25,000
Less: Tier 1 Capital Deductions	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(564,982)	(564,002)	(562,887)	(743,285)	(740,780)	(738,206)
Less: Disallowed Deferred Tax Assets	-	(239)	(374)	(1,554)	(1,267)	(337)
Add: Modified CECL Transition Amount	-	34,542	23,028	23,028	23,028	23,028
Total Tier 1 Capital (Regulatory)	$ 1,282,070	$ 1,374,240	$ 1,398,332	$ 1,454,261	$ 1,501,611	$ 1,558,281
Qualifying Subordinated Debentures	65,000	65,000	65,000	143,074	143,089	143,103
Allowance for Loan Losses includible in Tier 2 Capital	128,481	143,241	146,247	175,059	178,490	180,870
Total Risk-Based Capital (Regulatory)	$ 1,475,551	$ 1,582,481	$ 1,609,579	$ 1,772,394	$ 1,823,190	$ 1,882,254
Net Risk-Weighted Assets (Regulatory)	$ 10,276,333	$ 11,369,907	$ 11,618,250	$ 13,918,947	$ 14,196,430	$ 14,392,671
Total Risk-Based Capital Ratio (Regulatory)	**14.36%**	**13.92%**	**13.85%**	**12.73%**	**12.84%**	**13.08%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,282,070	$ 1,374,240	$ 1,398,332	$ 1,454,261	$ 1,501,611	$ 1,558,281
Less: Qualified Capital Securities	(46,368)	(46,606)	(46,665)	(25,000)	(25,000)	(25,000)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,235,702	$ 1,327,634	$ 1,351,667	$ 1,429,261	$ 1,476,611	$ 1,533,281
Net Risk-Weighted Assets (Regulatory)	$ 10,276,333	$ 11,369,907	$ 11,618,250	$ 13,918,947	$ 14,196,430	$ 14,392,671
Common Equity Tier 1 Capital Ratio (Regulatory)	**12.02%**	**11.68%**	**11.63%**	**10.27%**	**10.40%**	**10.65%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for the defined benefit and other postretirement plans.

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Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	4Q20	4Q21	1Q22	2Q22	3Q22	4Q22
Total Stockholders' Equity (GAAP)	$ 1,875,645	$ 1,912,571	$ 1,807,633	$ 1,977,641	$ 1,906,666	$ 2,034,770
Less: Preferred Stock	(125)	(125)	(125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(572,893)	(570,860)	(569,494)	(753,649)	(750,713)	(747,844)
Tangible Common Equity (non-GAAP)	$ 1,302,627	$ 1,341,586	$ 1,238,014	$ 1,198,867	$ 1,130,828	$ 1,261,801
Total Assets (GAAP)	$ 14,067,210	$ 15,453,149	$ 15,465,258	$ 17,780,492	$ 17,718,985	$ 17,938,306
Less: Intangible Assets	(572,893)	(570,860)	(569,494)	(753,649)	(750,713)	(747,844)
Tangible Assets (non-GAAP)	$ 13,494,317	$ 14,882,289	$ 14,895,764	$ 17,026,843	$ 16,968,272	$ 17,190,462
Tangible Common Equity Ratio (non-GAAP)	**9.65%**	**9.01%**	**8.31%**	**7.04%**	**6.66%**	**7.34%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18
Total Stockholders' Equity (GAAP)	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260
Less: Preferred Stock	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)
Tax Benefit	2,249	4,973	6,085	6,278	5,930	6,788	5,017
Tangible Common Equity, Net of Tax (non-GAAP)	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368
Common Shares Outstanding	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800
Tangible Common Equity per Share (non-GAAP)	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**

Tangible Common Equity Per Share	4Q19	4Q20	4Q21	1Q22	2Q22	3Q22	4Q22
Total Stockholders' Equity (GAAP)	$ 1,786,437	$ 1,875,645	$ 1,912,571	$ 1,807,633	$ 1,977,641	$ 1,906,666	$ 2,034,770
Less: Preferred Stock	(125)	(125)	(125)	(125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(578,881)	(572,893)	(570,860)	(569,494)	(753,649)	(750,713)	(747,844)
Tax Benefit	7,257	5,989	4,875	4,615	8,692	8,197	7,702
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,214,688	$ 1,308,616	$ 1,346,461	$ 1,242,629	$ 1,207,559	$ 1,139,025	$ 1,269,503
Common Shares Outstanding	55,368,482	53,922,359	53,410,411	53,424,823	59,059,866	59,145,414	59,170,583
Tangible Common Equity per Share (non-GAAP)	**$ 21.94**	**$ 24.27**	**$ 25.21**	**$ 23.26**	**$ 20.45**	**$ 19.26**	**$ 21.45**

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Non-GAAP

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	4Q21	1Q22	2Q22	3Q22	4Q22	12/31/20 YTD	12/31/21 YTD	12/31/22 YTD
Net Income Available to Common Stockholders - GAAP	$ 47,733	$ 48,586	$ 38,522	$ 63,283	$ 70,292	$ 148,600	$ 205,531	$ 220,683
Adjustments:								
PPP loan income	(3,721)	(1,884)	(891)	(323)	(109)	(22,418)	(30,900)	(3,207)
Acquisition-related expenses	-	152	12,549	3,417	413	-	-	16,531
Acquisition-related provision expense	-	-	16,755	-	-	-	-	16,755
Tax on adjustment	912	425	(6,967)	(759)	(75)	5,497	7,577	(7,376)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 44,924	$ 47,279	$ 59,968	$ 65,618	$ 70,521	$ 131,679	$ 182,208	$ 243,386
Average Diluted Common Shares Outstanding	53,660	53,616	59,308	59,339	59,384	54,220	53,984	57,950
Diluted Earnings Per Common Share - GAAP	$ 0.89	$ 0.91	$ 0.63	$ 1.08	$ 1.19	$ 2.74	$ 3.81	$ 3.81
Adjustments:								
PPP loan income	(0.07)	(0.04)	(0.01)	-	(0.01)	(0.41)	(0.57)	(0.06)
Acquisition-related expenses	-	-	0.22	0.05	0.01	-	-	0.28
Acquisition-related provision expense	-	-	0.30	-	-	-	-	0.30
Tax on adjustment	0.02	0.01	(0.13)	(0.01)	-	0.10	0.14	(0.13)
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 0.84	$ 0.88	$ 1.01	$ 1.12	$ 1.19	$ 2.43	$ 3.38	$ 4.20

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS EXCLUDING ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	4Q21	1Q22	2Q22	3Q22	4Q22	12/31/20 YTD	12/31/21 YTD	12/31/22 YTD
Net Interest Income (GAAP)	$ 101,273	$ 102,280	$ 128,661	$ 140,307	$ 148,956	$ 382,127	$ 410,680	$ 520,203
Other Income (GAAP)	25,847	25,897	28,277	29,616	24,151	109,926	109,323	107,941
Total Revenue	127,120	128,177	156,938	169,923	173,107	492,053	520,003	628,144
Less: Other Expenses (GAAP)	(72,436)	(72,325)	(97,313)	(96,378)	(89,699)	(263,405)	(279,213)	(355,716)
Add: Acquisition-Related Expenses (GAAP)	528	152	12,549	3,417	413	(111)	528	16,531
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 55,212	$ 56,004	$ 72,174	$ 76,962	$ 83,821	$ 228,537	$ 241,318	$ 288,959
Average Assets (GAAP)	$ 15,298,655	$ 15,464,605	$ 17,778,221	$ 17,770,623	$ 17,834,468	$ 13,466,269	$ 14,830,397	$ 17,220,002
Average Equity (GAAP)	$ 1,890,229	$ 1,891,223	$ 2,021,123	$ 2,018,156	$ 1,958,041	$ 1,825,135	$ 1,866,632	$ 1,972,445
Average Diluted Common Shares	53,660	53,616	59,308	59,339	59,384	54,220	53,984	57,950
PTPP/Average Assets (PTPP ROA)	1.44%	1.45%	1.62%	1.73%	1.88%	1.70%	1.63%	1.68%
PTPP/Average Equity (PTPP ROE)	11.68%	11.85%	14.28%	15.25%	17.12%	12.52%	12.93%	14.65%
PTPP/Average Diluted Common Shares	$ 1.03	$ 1.04	$ 1.22	$ 1.30	$ 1.41	$ 4.21	$ 4.47	$ 4.99

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Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	2020	4Q21	2021	1Q22	2Q22	3Q22	4Q22	2022
Non Interest Expense (GAAP)	$ 263,405	$ 72,436	$ 279,213	$ 72,325	$ 97,313	$ 96,378	$ 89,699	$ 355,715
Less: Intangible Asset Amortization	(5,987)	(1,463)	(5,747)	(1,366)	(2,303)	(2,303)	(2,303)	(8,275)
Less: OREO and Foreclosure Expenses	(330)	(171)	(992)	(564)	266	(328)	(197)	(823)
Adjusted Non Interest Expense (non-GAAP)	257,088	70,802	272,474	70,395	95,276	93,747	87,199	346,617
Net Interest Income (GAAP)	382,127	101,273	410,680	102,280	128,661	140,306	148,956	520,203
Plus: Fully Taxable Equivalent Adjustment	16,966	5,594	20,586	5,736	6,168	6,316	6,370	24,590
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	399,093	106,867	431,266	108,016	134,829	146,622	155,326	544,793
Non Interest Income (GAAP)	109,926	25,847	109,323	25,897	28,277	29,617	24,150	107,941
Less: Investment Securities Gains (Losses)	(11,895)	(358)	(5,674)	(566)	(90)	(481)	(57)	(1,194)
Adjusted Non Interest Income (non-GAAP)	98,031	25,489	103,649	25,331	28,187	29,136	24,093	106,747
Adjusted Revenue (non-GAAP)	497,124	132,356	534,915	133,347	163,016	175,758	179,419	651,540
Efficiency Ratio (non-GAAP)	**51.71%**	**53.49%**	**50.94%**	**52.79%**	**58.45%**	**53.34%**	**48.60%**	**53.20%**

EFFICIENCY RATIO EXCLUDING ACQUISITION-RELATED EXPENSES (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	4Q22	2022
Non Interest Expense (GAAP)	$ 89,699	$ 355,715
Less: Intangible Asset Amortization	(2,303)	(8,275)
Less: OREO and Foreclosure Expenses	(197)	(823)
Less: Acquisition-Related Expenses	(413)	(16,531)
Adjusted Non Interest Expense (non-GAAP)	86,786	330,086
Net Interest Income (GAAP)	148,956	520,203
Plus: Fully Taxable Equivalent Adjustment	6,370	24,590
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	155,326	544,793
Non Interest Income (GAAP)	24,150	107,941
Less: Investment Securities Gains (Losses)	(57)	(1,194)
Adjusted Non Interest Income (non-GAAP)	24,093	106,747
Adjusted Revenue (non-GAAP)	179,419	651,540
Efficiency Ratio Excluding Acquisition-Related Expenses (non-GAAP)	**48.37%**	**50.66%**

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29

Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

	2012	2013	2014	2015	2016	2017	2018	2019
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 535,506	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$1,110,524	$ 1,343,861	$1,569,615
Less: Average Preferred Stock	(90,908)	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(147,889)	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 296,709	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$1,069,868
Net Income Available to Common Stockholders (GAAP)	$ 40,583	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460
Less: Intangible Asset Amortization, Net of Tax	1,081	892	1,395	1,720	2,542	3,670	5,307	4,736
Tangible Net Income (non-GAAP)	$ 41,664	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196
Return on Tangible Common Equity (non-GAAP)	**14.04%**	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**

	2020	4Q21	2021	1Q22	2Q22	3Q22	4Q22	2022 YTD
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 1,825,135	$ 1,890,229	$ 1,866,632	$ 1,891,223	$ 2,021,123	$ 2,018,156	$ 1,958,041	$ 1,972,445
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(25,125)	(25,125)	(25,125)	(18,875)
Less: Average Intangible Assets, Net of Tax	(569,377)	(566,616)	(567,512)	(565,476)	(745,614)	(744,069)	(741,632)	(699,803)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,255,633	$ 1,323,488	$ 1,298,995	$ 1,325,622	$ 1,250,384	$ 1,248,962	$ 1,191,284	$ 1,253,767
Net Income Available to Common Stockholders (GAAP)	$ 148,600	$ 47,733	$ 205,531	$ 48,586	$ 38,521	$ 63,283	$ 70,292	$ 220,683
Less: Intangible Asset Amortization, Net of Tax	4,730	1,156	4,540	1,079	1,820	1,819	1,819	6,537
Tangible Net Income (non-GAAP)	$ 153,330	$ 48,889	$ 210,071	$ 49,665	$ 40,341	$ 65,102	$ 72,111	$ 227,220
Return on Tangible Common Equity (non-GAAP)	**12.21%**	**14.78%**	**16.17%**	**14.99%**	**12.91%**	**20.85%**	**24.21%**	**18.12%**

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